SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24387	52-2080967
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 Inverness Circle East

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303) 706-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.

On June 6, 2006, Navigant International, Inc. (“Navigant”) and Carlson Wagonlit B.V. (“CWT”) issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to CWT’s proposed acquisition of Navigant pursuant to the Agreement and Plan of Merger, dated April 26, 2006, expired on June 5, 2006. The acquisition, which is expected to close in the third calendar quarter of 2006, remains subject to a number of closing conditions, including approval by Navigant’s stockholders, other regulatory approvals, financing and the closing of the recapitalization of CWT also announced on April 27, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to the full text of the press release.

* * *

Additional Information

In connection with the proposed merger, Navigant filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on May 17, 2006. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other materials filed by Navigant at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and such other materials may also be obtained for free from Navigant by directing such request to Navigant, Attention: Corporate Secretary, 84 Inverness Circle East, Englewood, Colorado 80112-5314, Telephone: (303) 706-0800.

Participants in the Solicitation

Navigant and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Navigant ’s participants in the solicitation is set forth in its annual proxy statement filed with the SEC on March 16, 2006. Carlson Wagonlit Travel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Navigant’s stockholders in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

ITEM 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT INTERNATIONAL, INC.

DATE: June 6, 2006	By:	/s/ Robert C. Griffith
	Name:	Robert C. Griffith
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 6, 2006.